UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   Form 8-K


                                 Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                          Date of Report: May 7, 2003
                                         -------------

                       Epicus Communications Group, Inc.
                                    formerly:
                     Phoenix International Industries, Inc.
      -----------------------------------------------------------------
      (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 000-17058

          Florida                                        59-2565462
  ------------------------                        ------------------------
  (State of incorporation)                        (IRS Employer ID Number)

                  1750 Osceola Drive, West Palm Beach, FL 33409
                  ---------------------------------------------
                     (Address of principal executive offices)

                                 (561) 688-0440
                         ---------------------------
                         (Issuer's telephone number)


Item 7. Exhibits
----------------

Exhibit 99.1  -  Redemption Agreement

Exhibit 99.2  -  Press Release


Item 9. Regulation FD Disclosure
--------------------------------

On May 1, 2003, the Registrant entered into a Debenture Redemption
Agreement with the holders of its current Convertible Debentures.   A
copy of the Debenture Redemption Agreement is attached as Exhibit 9.1 to this Current Report on Form 8-K. and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Epicus Communications Group, Inc.
                              (fka) Phoenix International Industries, Inc.

Date: May 7, 2003                              By:      /s/ Gerard Haryman
                                                  ------------------------
                                                            Gerard Haryman
                                                                 President


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